UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 4, 2015

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation RD Disclosure

Agreements with the Centers for Medicare & Medicaid Services

On November 4, 2015, eHealth, Inc. (the “Company”) (through its subsidiary eHealthInsurance Services, Inc.) entered into an “Agreement Between Web-Broker and the Center for Medicare and Medicaid Services for the Federally-Facilitated Exchange Individual Market” (the “CMS Agreement”). The CMS Agreement replaces but does not materially change the terms of a previous agreement that the Company entered into with the CMS which expired on October 30, 2015. CMS is the government agency that is responsible for the management and oversight of the Federally-facilitated marketplace (“FFM”) created under the Patient Protection and Affordable Care Act of 2010, as amended (the “Affordable Care Act”).

Under the Affordable Care Act, each state in the United States is required to create a government-run health insurance exchange through which individuals may among other things (i) enroll in health insurance coverage under a qualified health plan (“QHP”); and (ii) apply for advance payments of premium tax credits and cost-sharing reductions for QHPs (hereinafter, “subsidies”). In order for an individual to receive a subsidy, the individual must enroll in a QHP through the government-run exchange. In the event a state determines not to establish a health insurance exchange, CMS is permitted to operate the FFM as the health insurance exchange for that state. Under the Affordable Care Act, a state may permit health insurance agents such as the Company to enroll individuals into QHPs through the health insurance exchange.

Pursuant to regulations issued by the Department of Health and Human Services, an agent or broker that desires to enroll individuals into qualified health plans through a government-run health insurance exchange, including the FFM, must meet several conditions and requirements, including additional conditions and requirements if the website of the agent or broker is used to complete QHP selection. The Company’s entering into the CMS Agreement is one of those conditions and requirements. Provided that the Company satisfies the terms and conditions of the CMS Agreement, the CMS Agreement permits the Company to (i) receive certain personally identifiable information held in the health insurance exchange program; (ii) gain access to business and technical services provided by CMS that would enable the Company to establish a connection to the FFM; and (iii) create, collect, disclose, access, maintain, store and use personally identifiable information from CMS and individuals who are eligible for, enrolled in or seeking information regarding QHPs. The CMS Agreement defines the set of information that the Company may create, collect, disclose, access, maintain, store and use and places restrictions on the Company’s use and disclosure of such information. Moreover, the agreement contains privacy and security standards and implementation specifications that the Company must meet in order to have access, and continue to have access, to the information necessary to enroll individuals into QHPs through the FFM and to assist individuals in applying for subsidies. The term of the CMS Agreement ends on October 31, 2016, after which the agreement may be renewed for subsequent and consecutive one (1) year periods subject to CMS’ sole and absolute discretion. In addition, the CMS Agreement may be terminated for convenience upon thirty (30) day’s prior written notice by either the Company or CMS and may be terminated by CMS upon notice in connection with certain material breaches of the agreement. Moreover, CMS may amend the CMS Agreement upon 30-day’s notice to reflect changes in applicable law or regulations. All agents and brokers who use their internet website to assist individuals in applying for qualified health plans and subsidies through the FFE (“WBEs”) are required to enter into the CMS Agreement.

Robert Hurley, an executive officer at the Company and a primary writing agent for the Company, as well as certain other individually licensed health insurance agents, also entered into an agent agreement (the “CMS Agent Agreement”) with CMS in the form attached hereto as Exhibit 99.2. All agents and brokers, including those that do not use their internet website to assist individuals in applying for qualified health plans and subsidies through the FFM, are required to enter into the CMS Agent Agreement. The CMS Agent Agreement contains requirements that must be met in order to enroll eligible individuals in qualified health plans through the FFM. The CMS Agent Agreement provides that in order to do so the agent must (i) register with the FFM; (ii) receive training in the range of QHP options and insurance affordability programs offered through the FFM; (iii) comply with comprehensive privacy and security standards adopted by the FFM; (iv) comply with all other applicable laws, statutes, regulations, ordinances and guidance issued or to be issued; and (v) maintain valid licensure in each state where the agent offers QHPs through the FFM. The term of the CMS Agent Agreement ends on the day before the first day of the open enrollment period for the benefit year beginning January 1, 2017, after which the agreement may be renewed for subsequent and consecutive one (1) year periods subject to CMS’ sole and absolute discretion. CMS may also amend the agreement to incorporate any additional standards required by statute, regulation or policy implementing or interpreting such statutory or regulatory provisions. Moreover, statutory, regulatory and sub-regulatory guidance released by CMS controls over the terms of the CMS Agent Agreement.

While the Company has entered into the CMS Agreement and individuals at the Company have entered into the CMS Agent Agreement, there are risks and uncertainties relating to the Company’s ability to enroll individuals into qualified health plans through the FFM and to assist those individuals in applying for subsidies. Among other things, the Company must satisfy the requirements contained in the CMS Agreement, the CMS Agent Agreement and applicable laws, regulations and regulatory guidance; maintain a compliant web platform incorporating those requirements; obtain qualified health plan information from the Company’s health insurance carrier partners and CMS and incorporate it into its web platform; maintain a privacy and security program to conform to the privacy and security requirements of the CMS Agreement and CMS Agent Agreement as well as laws, regulations and regulatory guidance applicable to the Company acting as a WBE; and successfully adopt and maintain solutions to integrate with FFM systems so that information may be passed to and from the Company and the FFM relating to enrollment in qualified health plan and subsidy eligibility. In addition, the Company is dependent upon the operability of the FFM website and systems to be able to enroll individuals in QHPs through the FFM, and any change to, failure of or interruption in the availability of the website or systems could harm the ability of the Company to enroll individuals into QHPs. The Company depends upon the FFM for a number of other things relating to the Company’s ability to enroll individuals into qualified health plans, including integration with the FFM and the FFM data hub as well as certain qualified health plan information required under the applicable regulations to be displayed on the Company’s website. Moreover, individual states participating in the FFM may determine not to allow agents and brokers such as the Company to enroll individuals in QHPs through the FFM. In addition, CMS may determine not to permit the Company to use the online process it has developed for enrolling subsidy-eligible individuals in QHPs through the FFM. The Company cannot assure that it will continue to be able to enroll individuals into qualified health plans within any specific timeframe. If the Company is not able to successfully adopt and maintain solutions to scalably enroll individuals and families into the qualified health insurance plans, the Company may lose existing members and new members, which would harm the Company’s business, operating results and financial condition.

The foregoing description of the terms of the CMS Agreement and the CMS Agent Agreement does not purport to be complete. The CMS Agreement and the CMS Agent Agreement are qualified in their entirety by reference to the full text of the CMS Agreement and the CMS Agent Agreement, copies of which are attached hereto as Exhibits 99.1 and 99.2. In addition, the discussion of aspects of the Affordable Care Act and related regulations are merely summaries of aspects of complex laws and do not purport to be complete summaries.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Affordable Care Act and the related regulations, the FFM’s expected operation of health insurance exchanges during the open enrollment period that began on November 1, 2015, the obligation of eligible individuals to purchase qualified health plans through a government-run health insurance exchange and the Company’s ability to enroll individuals in qualified health plans through the FFM. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, permission for health insurance agents such as the Company use the online process it has developed to enroll individuals into qualified health plans through the FFM so that the individuals may receive a subsidy; the Company’s ability to enroll individuals in qualified health plans through the FFM; the Company’s ability to maintain our agreements with the CMS which need to be renewed every year; the Company’s ability to satisfy the conditions and requirements contained in the CMS Agreement and the CMS Agent Agreement, applicable laws, regulations and regulatory guidance; the Company’s ability to maintain a compliant web platform incorporating the requirements of the CMS Agreement, the CMS Agent Agreement, and applicable laws, regulations and regulatory guidance; the Company’s ability to obtain qualified health plan information from the Company’s health insurance carrier partners and CMS and incorporate it into its web platform; the Company’s ability to maintain a privacy and security program to conform to the privacy and security requirements of the CMS Agreement and CMS Agent Agreement as well as laws, regulations and regulatory guidance applicable to the Company acting as a WBE; the Company’s ability to adopt and maintain solutions to integrate with the FFM so that information may be passed to and from the Company relating to enrollment in qualified health plan and subsidy eligibility; the availability and reliability of the FFM website and systems; and the Company’s ability to timely meet the applicable requirements and potential changes in laws, regulations and regulatory guidance. Other risks and uncertainties that can affect actual results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2014 and our most recent Quarterly Report on Form 10-Q, which are on file with the SEC and are available on the investor relations page of the Company’s website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov . All information provided in this Current Report on Form 8-K is as of the date of its filing, and we undertake no duty to update this information unless required by law. The information in Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1
Agreement between Web-Broker Entity and the Centers for Medicare & Medicaid Services for the Federally-Facilitated Exchange Individual Market entered into as of November 4, 2015, between eHealthInsurance Services, Inc. and the Center for Medicare & Medicaid Services.

99.2	Form of Agent-Broker General Agreement for the Federally-Facilitated Exchange Individual Market with the Center for Medicare & Medicaid Services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2015	/s/ Stuart M. Huizinga Stuart M. Huizinga Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1
Agreement between Web-Broker Entity and the Centers for Medicare & Medicaid Services for the Federally-Facilitated Exchange Individual Market entered into as of November 4, 2015, between eHealthInsurance Services, Inc. and the Center for Medicare & Medicaid Services.

99.2	Form of Agent-Broker General Agreement for the Federally-Facilitated Exchange Individual Market with the Center for Medicare & Medicaid Services.